UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00032

Fundamental Investors, Inc.
(Exact name of registrant as specified in charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of principal executive offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

Fundamental Investors

The continuing importance of income

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Annual report for the year ended December 31, 2006

Fundamental InvestorsSM seeks long-term growth of capital and income primarily through investments in common stocks.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents
Letter to shareholders	1
The value of a long-term perspective	4
The continuing importance of income	6
Summary investment portfolio	12
Financial statements	15
Board of directors and other officers	31
What makes American Funds different?	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Please see page 4 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 30. Please see the inside back cover for important information about other share classes.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 and 24 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2007, calculated in accordance with the Securities and Exchange Commission formula, was 1.38% (1.35% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 1.25%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus.

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Fellow shareholders:

For the 12 months ended December 31, 2006, shares of Fundamental Investors rose sharply.

The fund’s 19.2% total return exceeded that of its primary benchmark, the unmanaged Standard & Poor’s 500 Composite Index (a broad measure of the U.S. stock market), which increased 15.8%.

Results for the fund also outpaced the 15.6% gain in the Lipper Growth and Income Funds Index, the fund’s new peer-group benchmark. Historically, we have cited results for the Lipper Large-Cap Value Funds and Large-Cap Core Funds indexes, but we believe this index — which measures funds that combine a growth orientation with an income requirement — better reflects Fundamental Investors’ investment objectives.

In addition, because the fund is able to invest up to 30% of its assets outside the United States and Canada, we are now including returns for the unmanaged MSCI World Index,SM a measure of markets in developed countries, including the United States. For the period, this index climbed 20.7%.

We are encouraged by the fund’s results for the year, but believe that the advantage Fundamental Investors has maintained over its benchmarks for the longer time periods shown in the table below is of even greater importance to investors who share our long-term perspective.

Providing shareholders with regular quarterly income is an important component of the fund’s investment objective. During the 12 months, Fundamental Investors paid dividends totaling 56 cents a share, an amount that includes a 10-cent extra dividend that was added to the December payment. The fund also increased its quarterly dividend from 11 to 12 cents a share beginning with the August payment. In the feature article beginning on page 6, we answer some common questions about how and why Fundamental Investors pursues income as one of its objectives.

In addition to paying dividends, the fund also made a December capital gain distribution of $1.57.

[Begin Sidebar]
Results at a glance

Returns for periods ended December 31, 2006, with all distributions reinvested.

Average annual total return

	1-year total return	5 years	10 years	Lifetime[1]

Fundamental Investors	+19.2%	+10.6%	+11.1%	+14.2%
Lipper Growth and Income Funds Index	+15.6	+7.6	+8.0	+12.5
Lipper Large-Cap Value Funds Index	+18.3	+7.7	+8.5	+13.0
Lipper Large-Cap Core Funds Index	+13.4	+5.0	+7.3	—[2]
MSCI World Index[3]	+20.7	+10.5	+8.1	+12.2
Standard & Poor’s 500 Composite Index[3]	+15.8	+6.2	+8.4	+13.2

1 Since Capital Research and Management Company began managing the fund on August 1, 1978.
2 Index began on December 29, 1978, therefore lifetime results are not available.
3 Unmanaged.
[End Sidebar]

A rising tide

The U.S. market began the year heading higher, taking its cues from robust corporate profits and healthy balance sheets, as well as economic indicators that were upbeat in spite of elevated oil prices. But spring and summer saw a tempering of that optimism as core inflation data climbed and the Federal Reserve seemed to indicate that its pattern of rate hikes might continue. Inflation moderated, however, and the Federal Reserve left the federal funds rate unchanged, which — along with steeply declining oil prices — helped trigger a sharp market climb that continued through the end of the period.

Beyond our shores, all major markets except Japan showed considerable strength and Fundamental Investors benefited from its investments outside the United States.

Returns for many non-U.S. holdings were bolstered by a U.S. dollar that lost significant ground to the pound and euro, though the greenback finished relatively flat against the yen and the Canadian dollar.

Broad portfolio strength

Financial markets were supported by a broad base of sectors and so was Fundamental Investors.

Once again, the fund’s energy holdings played a pivotal role as almost all were borne sharply higher by oil prices that touched $77 per barrel during the summer; most held on to these gains despite the precipitous drop in crude prices that began in August. Among Fundamental Investors’ larger holdings, Norsk Hydro (+50.6%), LUKOIL (+48.1%), Exxon Mobil (+36.4%), Chevron (+29.5%) and Suncor Energy (+25.0%) all rose sharply.

Telecommunications stocks helped returns during the 12 months as industry consolidation, wireless business growth and improving margins buoyed profits and investor sentiment. Shares of BellSouth (+73.8%), Qwest (+48.1%), AT&T (+46.0%) and Verizon (+23.6%) all recorded sizable price increases.

A number of the fund’s holdings with agricultural businesses saw their share prices rise as a severe drought in Australia caused grain prices to climb and the anticipated upswing in ethanol production boosted prospects for future demand. Farm equipment manufacturer Deere (+39.6%) and fertilizer producers Potash (+78.9%) and Mosaic (+46.0%) rose sharply. Dupont (+14.6%), which produces seeds as well as many chemicals used in agriculture, also contributed.

While we’re careful to note that we invest in companies, not countries, the economic boom taking place in Ireland helped boost results for the fund’s Irish holdings. Beverage producer C&C Group (+177.9%), building products manufacturer CRH (+41.6%), Allied Irish Bank (+39.1%) and insurer Irish Life & Permanent (+35.1%) all posted sharp gains.

Holdings that lagged

Though over 80% of the fund’s portfolio companies rose during the 12 months, a handful of sectors and holdings struggled.

Semiconductor manufacturers turned in lackluster results as excess inventory across the electronics food chain softened demand for many of their products. Linear Technology (-15.9%), Texas Instruments (-10.2%) and Intersil (-3.9%) were all down while Applied Materials (+2.8%) lagged the broader market.

Among larger fund holdings posting negative returns were a diverse group including home-improvement retailer Lowe’s (-6.5%), which was hampered by concerns about the health of the housing market as well as a decline in existing home sales. Pharmaceutical manufacturer Eli Lilly
(-7.9%) was down as flat or falling U.S. sales for a handful of its key products, increased competition in its insulin business, and the FDA’s rejection of Arxxant, a drug being developed to treat blindness associated with diabetes, all took their toll. Motorola (-9.0%) stumbled after sales of new products fell short of estimates, adversely impacting margins.

An ever-changing portfolio

As always, our extensive global research effort continued to uncover solid investment opportunities for Fundamental Investors. In fiscal 2006, we built a sizable position in software manufacturer Oracle, believing that it was undervalued and that its integration of recent acquisitions would go more smoothly than the market anticipated. We made a considerable investment in mobile device manufacturer Nokia, which is strongly positioned to benefit from the rising popularity of Internet- and multimedia-enabled mobile devices, as well as the explosion of wireless communications in emerging markets. Mobile telephony provider Vodafone, a company trading at low valuations but showing renewed attention to the interests of shareholders, also became part of the portfolio. We upped our stakes in financial giants Fannie Mae and Freddie Mac, which could benefit from the newly elected Democratic Congress.

[Begin Sidebar]
Fundamental Investors’ total return year by year (ending December 31)

	Capital return	Income return	Total return

1997	+25.0%	+1.7%	+26.7%
1998	+15.2	+1.5	+16.7
1999	+23.2	+1.4	+24.6
2000	+3.1	+1.2	+4.3
2001	-10.9	+1.3	-9.6
2002	-19.1	+1.8	-17.3
2003	+30.2	+1.8	+32.0
2004	+11.9	+2.0	+13.9
2005	+9.9	+1.8	+11.7
2006	+17.6	+1.6	+19.2

10-year average annual total return	+11.1%
10-year cumulative total return	+187.4
Lifetime cumulative total return (since 8/1/78)	+4,304.6

Total return measures both capital results (changes in net asset value) and income return (from income dividends).
All returns assume reinvestment of all dividends and capital gain distributions.
[End Sidebar]

In recent years, the fund made sizable investments in many metals and mining companies on the theory that booming global infrastructure and manufacturing growth — particularly in India and China — would increase the demand for, and price of, many commodities. This scenario indeed came to pass and share prices for many of the fund’s holdings in this sector surged. Looking to realize some of those gains, we trimmed a number of our positions during the year.

Cautious optimism, familiar concerns

In last year’s annual report, we expressed cautious optimism about the year that was to come and we sound the same note now. Our outlook is influenced by a number of the concerns raised then, including uncertainty over the direction of oil prices, interest rates and inflation.

However, while we always pay close attention to economic indicators like these, we don’t assemble a portfolio that depends on a particular interest-rate or inflation outcome for success. Instead, we have an investment method — the multiple portfolio counselor system — that allows us to incorporate a diverse range of opinions and outlooks on companies and markets. The net result is a broad-based portfolio of well-researched, high-conviction investments.

This approach has always been at the center of our consistent long-term results and will continue to remain our focus in the coming year and beyond.

We thank you for your commitment to long-term investing.

Sincerely,

/s/ James F. Rothenberg
James F. Rothenberg
Vice Chairman

/s/ Dina N. Perry
Dina N. Perry
President

February 5, 2007

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown

The chart and the table below it illustrate how a $10,000 investment in the fund grew between August 1, 1978 — when Capital Research and Management Company became Fundamental Investors’ investment adviser — and December 31, 2006. The chart also shows how Standard & Poor’s 500 Composite Index and the Lipper Growth and Income Funds and Lipper Large-Cap Value Funds indexes fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 8.5% prior to July 1, 1988.
3 Includes reinvested dividends of $63,269 and reinvested capital gain distributions of $146,299.
4 Includes reinvested capital gain distributions of $80,263 but does not reflect income dividends of $35,188 taken in cash.
5 For the period August 1, 1978 (when Capital Research and Management Company became investment adviser), through December 31, 1978.
6 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The results shown are before taxes on fund distributions and sale of fund shares.
The S&P 500 is unmanaged and includes reinvested distributions, but does not reflect sales charges, commissions or expenses.

[begin sidebar]
Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2006)*

	1 year	5 years	10 years

Class A shares	+12.38%	+9.30%	+10.48%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.61% for Class A shares as of the most recent fiscal year-end. This figure does not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 23 and 24 for details.
[end sidebar]

[begin mountain chart]

	Fundamental Investors with dividends reinvested	Fundamental Investors not including dividends	S&P 500 with dividends reinvested	Lipper Large-Cap Value Funds Index with dividends reinvested	Lipper Growth and Income Funds Index with dividends reinvested	Consumer Price Index (inflation)
1978[4]	9,155	8,947	9,762	9,669	9,684	10,304
1979	10,556	9,892	11,579	11,667	11,995	11,674
1980	12,807	11,390	15,336	14,658	15,386	13,135
1981	12,654	10,688	14,581	14,879	15,172	14,307
1982	16,957	13,522	17,723	18,622	18,839	14,855
1983	21,389	16,424	21,721	22,968	23,127	15,419
1984	22,621	16,759	23,083	24,352	24,119	16,027
1985	29,448	21,148	30,407	31,784	31,006	16,636
1986	35,941	25,151	36,082	37,754	36,472	16,819
1987	37,295	25,463	37,977	38,736	37,434	17,565
1988	43,246	28,561	44,267	44,776	44,304	18,341
1989	55,597	35,438	58,269	56,851	54,819	19,193
1990	52,130	32,180	56,457	54,547	51,534	20,365
1991	67,947	40,940	73,620	71,251	65,836	20,989
1992	74,871	44,059	79,222	77,417	72,177	21,598
1993	88,466	50,884	87,189	87,686	82,730	22,192
1994	89,641	50,319	88,336	87,848	82,387	22,785
1995	120,306	66,210	121,491	117,051	108,042	23,364
1996	144,352	78,143	149,367	141,708	130,379	24,140
1997	182,855	97,513	199,183	182,058	165,420	24,551
1998	213,421	112,292	256,100	215,266	187,884	24,947
1999	265,882	138,151	309,980	238,470	210,168	25,616
2000	277,235	142,315	281,766	243,131	210,997	26,484
2001	250,761	126,959	248,303	222,282	195,336	26,895
2002	207,271	102,816	193,447	178,544	160,381	27,534
2003	273,523	133,434	248,903	228,532	204,175	28,052
2004	311,563	149,159	275,970	255,944	228,113	28,965
2005	347,960	163,728	289,511	271,969	243,681	29,954
2006	414,904[1,3]	192,480[1,4]	335,199	321,690	281,615	30,715[6]

Year Ended December 31	1978 [5]	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989	1990	1991	1992

Capital value
Dividends in Cash	$216	405	553	580	634	594	556	582	636	717	895	1,225	1,058	904	988
Value at Year- End[1]	$8.9	$9.9	$11.4	$10.7	$13.5	$16.4	$16.8	$21.1	$25.2	$25.5	$28.6	$35.4	$32.2	$40.9	$44.1
(in thousands)

Total value
Dividends Reinvested	$217	421	603	665	768	755	734	795	894	1,034	1,328	1,877	1,679	1,478	1,655
Value at Year- End[1]	$9.2	$10.6	$12.8	$12.7	$17.0	$21.4	$22.6	$29.4	$35.9	$37.3	$43.2	$55.6	$52.1	$67.9	$74.9
(in thousands)

Total return	-8.4	15.3	21.3	-1.2	34.0	26.1	5.8	30.2	22.0	3.8	16.0	28.6	-6.2	30.3	10.2

Year Ended December 31	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006

Capital value
Dividends in Cash	1,084	1,238	1,160	1,196	1,351	1,428	1,578	1,716	1,844	2,289	1,850	2,590	2,729	2,590
Value at Year- End[1]	$50.9	$50.3	$66.2	$78.1	$97.5	$112.3	$138.2	$142.3	$127.0	$102.8	$133.4	$149.2	$163.7	$192.5	[4]
(in thousands)

Total value
Dividends Reinvested	1,858	2,171	2,082	2,187	2,511	2,691	3,013	3,319	3,611	4,553	3,755	5,345	5,735	5,534
Value at Year- End[1]	$88.5	$89.6	$120.3	$144.4	$182.9	$213.4	$265.9	$277.2	$250.8	$207.3	$273.5	$311.6	$348.0	$414.9	[3]
(in thousands)

Total return	18.2	1.3	34.2	20.0	26.7	16.7	24.6	4.3	-9.6	-17.3	32.0	13.9	11.7	19.2

Average annual total return for 28 1/2 years
14.0%	[1]
[end mountain chart]

The continuing importance of income

The quiet contribution that dividends can make to an investor’s total return may have been overshadowed by the generally strong and steadily rising markets of the past few years. Not surprising, since often it’s only downturns or sideways slides that illuminate the full benefits of regular quarterly income.

Yet because flat and falling markets are an inevitable occurrence for long-term investors, income has always been an important component of Fundamental Investors’ objective. And its effect on the fund’s historical return has been meaningful, as you can see from the chart on page 3.

For the fund, the search for income is not simply about buying stocks with high yields, but about selecting fundamentally sound companies committed to returning cash to shareholders. It’s also about the investment discipline that balancing the twin goals of capital appreciation and income generation brings to building the fund’s portfolio.

In the following pages, we’ll answer some common questions about how and why the fund’s investment professionals continue to make income part of Fundamental Investors’ approach.

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Q: What is Fundamental Investors’ income objective?

As a growth-and-income fund, Fundamental Investors is committed to paying quarterly income to shareholders, which it accomplishes by investing primarily in companies that pay regular quarterly dividends.

“Income is an important consideration as we build the fund’s portfolio,” explains Dina Perry, the fund’s president and one of its portfolio counselors. “We recognize the role it has played over the years in the fund’s total return and know that dividend-paying companies have historically been an attractive segment of the market from a capital appreciation standpoint as well.”

In terms of the fund’s specific income objective, Fundamental Investors seeks to provide a yield — the percentage of the fund’s share price that is annually paid out to shareholders in the form of quarterly dividends — that is roughly in line with the average yield of its primary benchmark index, Standard & Poor’s 500 Composite Index. (Because fund expenses are deducted from dividends it receives from portfolio holdings, the yield ultimately realized by shareholders is lower than that of the index.)

During those periods when portfolio counselors and research analysts are finding many attractive companies that feature high yields, Fundamental Investors’ income may exceed the amount necessary to meet its quarterly payouts. In such cases, the fund typically elects to return that excess cash to shareholders in the form of an extra dividend, paid out at year-end. Thanks to an improving dividend climate, it has paid an extra dividend in four of the past five years.

And if investment professionals believe that increasing the fund’s quarterly dividend can be accomplished without constraining their investment approach, they do. In 2006, the fund raised its dividend from 11 cents a share to 12 cents a share. However, increases like these are always carefully considered.

“At certain points, we may be finding lots of opportunities among higher yielding companies, so the temptation may be to bump up the quarterly dividend,” explains Dina. “Yet we realize that market scenarios change and, down the road, more opportunity may be found among companies with lower yields. And we don’t want to have increased the dividend to the point where we’re unable to make those investments in lower yielding stocks.”

[Begin Sidebar]
Balancing the twin goals of capital appreciation and income generation brings investment discipline to building the fund’s portfolio.
[End Sidebar]

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[Begin Sidebar]
A dividend is nothing short of a commitment by a company to regularly return cash to its owners, and this ongoing commitment plays a role in regulating a company’s behavior. In fact, for portfolio counselors and research analysts, a company’s “dividend behavior” often serves as a gauge of its prospects.
[End Sidebar]

Q: How does the fund go about pursuing its income objective?

Within a given investment universe, individual company yields vary widely. Some industries — among them financials, utilities and telecommunications — have a history of returning significant portions of their earnings to shareholders. Other sectors such as technology, that are without strong dividend histories and perhaps seen as being in more growth-heavy phases, may pay only small dividends or none at all.

This broad range of yields means there are multiple approaches to building a portfolio that meets an income objective. And the method of portfolio management employed by the fund’s investment adviser, Capital Research and Management Company, allows the fund’s investment professionals flexibility in pursuing this goal.

That’s because this method, known as the multiple portfolio counselor system, divides the fund’s portfolio into slices, each of which is independently managed — according to fund objectives — by one of Fundamental Investors’ five portfolio counselors. A sixth slice, known as the Research Portfolio or “RP,” is managed by the fund’s research analysts.

Within their slices of the portfolio, counselors are able to pursue the fund’s objectives — including income — in a manner consistent with their respective backgrounds, investment styles and market outlooks. Each investment professional has a different approach.

“To some extent, finding yield comes naturally to us at Capital since we have historically been value investors, and companies characterized as ‘value’ often have higher yields,” explains portfolio counselor Brady Enright. “That being said, among the portfolio counselors there is a range of perspectives and approaches to meeting our income objective. We have lots of flexibility.”

That flexibility serves Brady’s fellow counselor, Ron Morrow, well. “While some of my colleagues may want every company in which they invest to pay a dividend, I tend to ‘barbell’ out my portfolio, which may mean mixing higher yielding companies with those that have lower yields,” he explains. “This fits with my larger investment approach which is to often have sizable concentrations of my portfolio invested in specific sectors. The system can accommodate all our styles.”

Q: How do you ensure a balance of holdings that meets the fund’s income objective?

Each counselor monitors his or her slice of the portfolio to ensure it is meeting the fund’s income goal, and if a counselor’s yield drops below the target, he or she must adjust their holdings accordingly.

The Research Portfolio is likewise expected to meet Fundamental Investors’ yield target, and considerable coordination is needed to ensure that this goal is achieved. The need for coordination stems primarily from the fact that some analysts cover sectors where finding yield can be a challenge, while others have responsibility for industries that traditionally offer higher payouts.

“Since we want all the analysts to be able to invest in companies they cover, we seek a balance, with analysts whose sectors offer higher yield helping compensate for those whose sectors offer less yield opportunity,” explains Terry McGuire, a technology analyst and coordinator of the RP. “We want analysts to be able to invest in the companies they believe in most strongly.”

Q: What can a dividend tell you about a company?

While not every company in which the fund invests pays a dividend, most do. And closely monitoring a company’s “dividend behavior” can offer insight into a company’s sense of its own prospects. Each portfolio counselor looks for different things.

“I always start the investment process by looking at companies that I like; I never start the process looking for yield. But when it comes to using dividends to analyze the quality of a company, I believe a company’s ability to grow its dividend is more important than the size of the dividend,” observes portfolio counselor Mike Kerr. “If I don’t believe a company can grow its dividend over the next, say, five years, that tells me that I’m buying a very mature company with less interesting prospects.”

Adds Brady, “It’s very common for companies to try to grow their dividends at a rate that is roughly equal to the long-term growth rate of their earnings. So if earnings are up 25% but they raise their dividend only 15%, it suggests perhaps that the company is growing at a rate that is not sustainable. The details tell you a lot.”

For some counselors a high yield is attractive, but each is careful to note that not all high yields are created equal. Sometimes a company’s yield grows because it doesn’t have other ways to put its cash to work, which may mean its growth prospects are uncertain. In other cases, a high yield results from a depressed stock value, and that can represent potential opportunity.

“For an investor who seeks companies the market may be undervaluing, a high yield can be attractive on two fronts — income and price appreciation,” explains Dina. “Sometimes it may take a while for the stock price to recover, but the dividend makes it attractive while you wait. Fundamental research is central to determining which undervalued companies are likely to appreciate.”

[Begin Sidebar]
The dividends of experience

Fundamental Investors is managed by five portfolio counselors averaging over 28 years of investment experience. Their diverse backgrounds and varied perspectives on markets and the economy lead each to pursue the fund’s income objective in a slightly different way. But there’s one thing they all share: the recognition that regular quarterly dividends have historically played a crucial role in an investor’s total return. This understanding, together with experience in differing market environments and an awareness of what dividends can tell them about companies, continually reinforces the benefits of seeking income for shareholders.

Portfolio counselor	Years of experience	Years with American Funds

Jim Drasdo	35	30
Brady Enright	15	10
Mike Kerr	24	22
Ron Morrow	39	10
Dina Perry	29	15

Years of experience as of March 2007.
[End Sidebar]

Q: Do dividends have value apart from the obvious benefit of cash returned to shareholders?

A dividend is nothing short of a commitment by a company to regularly return cash to its owners, and this ongoing commitment plays a role in shaping corporate behavior.

“It’s very difficult for a company to cut its dividend. It sends too negative a signal to the market about company prospects,” says Dina. “So, in a way, a company that pays a dividend is basically saying ‘Our income stream is steady and we’re willing to pay out a certain percent of our earnings.’”

A dividend can also act as an important check on how a company spends its money. “Having a dividend forces companies to think hard about the real value of new investment,” explains Terry. “A company has to ask itself, ‘Should we really put the money into this new project or do we want to make sure we can cover and grow our dividend?’ It reminds management who the owners of the business are and that there are expectations for consistent performance. A marginal project is less likely to get funded or a marginal acquisition may not get made.”

Q: How does the fund’s ability to invest in non-U.S. companies help with the income objective?

While the value of income is constant, there are times when the market de-emphasizes dividends in favor of capital appreciation. However, certain countries, and in particular certain sectors within those countries, have maintained a strong dividend culture through multiple market environments.

“During the tech heyday of the late 1990s, finding yield in the U.S. became difficult. The focus was on companies that emphasized growth and acquisitions over returning cash to shareholders,” explains Mike. “Yet thanks to our ability to invest up to 30% of assets outside the U.S. and Canada, the fund was able to continue to meet its quarterly income objective by including companies from regions where dividends remained an important part of the investment culture. As a result, we weren’t forced to cut our dividend, which the fund has never done.”

Without this expanded investment universe, simultaneously maintaining an income objective and a commitment to high-conviction investment choices could have proved challenging.

[Begin Sidebar]
How dividend and non-dividend paying companies compare

Fundamental Investors’ income objective keeps portfolio counselors and research analysts focused primarily on dividend-paying companies. As the chart below shows, over the long term, dividend-paying companies within Standard & Poor’s 500 Composite Index have out-gained their non-dividend paying counterparts. And though many dividend-paying companies did not fully participate in the late-90s spike in stock prices, as a group they held up better in the ensuing decline. Moreover, dividend payers have provided stable and steady returns while remaining less volatile — as measured by standard deviation — than companies that paid no dividends.

S&P 500 companies*

1987-2006	Average annual total returns	Standard deviation
Dividend Payers	10.11%	15.19
Non-dividend Payers	3.39%	24.55

[begin line chart]
Date	Dividend payers	Non-dividend payers
12/31/1986	100.00	100.00
01/31/1987	113.27	117.99
02/28/1987	119.24	126.40
03/31/1987	121.19	128.27
04/30/1987	118.65	131.12
05/31/1987	119.24	136.36
06/30/1987	125.11	135.35
07/31/1987	132.53	147.74
08/31/1987	136.30	151.02
09/30/1987	133.21	150.46
10/31/1987	99.39	100.79
11/30/1987	92.63	95.46
12/31/1987	100.90	102.94
01/31/1988	105.61	104.58
02/29/1988	112.71	113.18
03/31/1988	110.94	113.21
04/30/1988	110.87	115.19
05/31/1988	111.22	114.45
06/30/1988	117.24	123.27
07/31/1988	115.97	119.30
08/31/1988	112.41	111.82
09/30/1988	116.97	115.30
10/31/1988	119.07	112.77
11/30/1988	116.05	110.13
12/31/1988	118.56	116.47
01/31/1989	126.41	127.06
02/28/1989	124.49	127.09
03/31/1989	127.21	125.76
04/30/1989	133.23	132.42
05/31/1989	139.12	141.03
06/30/1989	137.89	138.52
07/31/1989	149.23	148.63
08/31/1989	153.03	155.07
09/30/1989	150.62	152.06
10/31/1989	144.05	136.46
11/30/1989	145.92	134.81
12/31/1989	148.23	133.04
01/31/1990	137.19	121.00
02/28/1990	138.54	122.85
03/31/1990	141.89	131.07
04/30/1990	136.34	121.57
05/31/1990	149.42	131.68
06/30/1990	147.25	126.91
07/31/1990	143.80	116.98
08/31/1990	128.06	98.55
09/30/1990	118.58	86.35
10/31/1990	114.37	78.33
11/30/1990	124.26	85.68
12/31/1990	129.32	87.68
01/31/1991	137.12	101.54
02/28/1991	147.87	112.62
03/31/1991	152.08	116.04
04/30/1991	152.86	114.31
05/31/1991	161.39	117.04
06/30/1991	153.79	106.44
07/31/1991	159.73	110.56
08/31/1991	162.40	114.95
09/30/1991	159.37	109.81
10/31/1991	160.72	109.59
11/30/1991	152.13	103.77
12/31/1991	168.94	114.30
01/31/1992	169.91	121.24
02/29/1992	173.60	130.07
03/31/1992	170.66	122.65
04/30/1992	174.26	118.14
05/31/1992	174.72	115.77
06/30/1992	171.02	110.34
07/31/1992	178.00	112.94
08/31/1992	173.42	106.53
09/30/1992	175.67	110.36
10/31/1992	178.22	114.37
11/30/1992	185.20	121.49
12/31/1992	188.74	125.40
01/31/1993	191.80	131.19
02/28/1993	193.81	129.28
03/31/1993	198.83	131.94
04/30/1993	194.11	127.15
05/31/1993	199.31	133.29
06/30/1993	199.59	131.31
07/31/1993	198.81	130.21
08/31/1993	205.99	136.40
09/30/1993	203.87	136.47
10/31/1993	206.61	141.26
11/30/1993	204.58	139.23
12/31/1993	208.85	142.40
01/31/1994	215.58	149.81
02/28/1994	211.06	148.15
03/31/1994	201.72	139.36
04/30/1994	202.68	136.67
05/31/1994	205.08	136.16
06/30/1994	200.66	130.65
07/31/1994	207.22	133.66
08/31/1994	216.95	143.26
09/30/1994	210.91	138.99
10/31/1994	212.76	140.29
11/30/1994	203.22	133.63
12/31/1994	206.33	135.29
01/31/1995	210.69	135.28
02/28/1995	219.68	140.91
03/31/1995	225.44	145.29
04/30/1995	229.62	150.61
05/31/1995	238.07	153.14
06/30/1995	241.96	163.35
07/31/1995	249.88	167.27
08/31/1995	251.60	167.32
09/30/1995	257.54	169.57
10/31/1995	251.51	159.62
11/30/1995	264.19	165.48
12/31/1995	268.18	163.06
01/31/1996	276.26	165.75
02/29/1996	278.85	168.85
03/31/1996	285.02	167.31
04/30/1996	289.92	180.65
05/31/1996	293.06	183.49
06/30/1996	290.90	176.53
07/31/1996	275.15	161.35
08/31/1996	283.81	166.55
09/30/1996	297.19	175.41
10/31/1996	301.65	172.35
11/30/1996	320.41	189.93
12/31/1996	314.74	184.82
01/31/1997	325.20	194.47
02/28/1997	331.46	186.94
03/31/1997	318.82	180.47
04/30/1997	329.43	180.75
05/31/1997	350.75	201.14
06/30/1997	365.09	202.60
07/31/1997	389.51	229.04
08/31/1997	375.70	228.76
09/30/1997	395.55	235.02
10/31/1997	379.89	214.06
11/30/1997	392.70	213.43
12/31/1997	399.85	207.53
01/31/1998	394.97	214.11
02/28/1998	423.93	233.96
03/31/1998	444.10	244.74
04/30/1998	444.29	246.31
05/31/1998	433.49	234.06
06/30/1998	435.06	239.90
07/31/1998	412.95	230.90
08/31/1998	353.47	179.51
09/30/1998	370.86	189.79
10/31/1998	400.07	209.52
11/30/1998	417.83	220.94
12/31/1998	423.85	236.77
01/31/1999	419.69	254.03
02/28/1999	411.92	239.45
03/31/1999	417.40	245.20
04/30/1999	456.94	259.62
05/31/1999	452.61	262.34
06/30/1999	466.79	279.32
07/31/1999	449.27	267.83
08/31/1999	435.92	263.92
09/30/1999	414.45	256.19
10/31/1999	424.39	260.32
11/30/1999	412.75	282.27
12/31/1999	417.69	318.62
01/31/2000	391.59	295.17
02/29/2000	357.98	312.96
03/31/2000	398.41	326.87
04/30/2000	403.32	309.52
05/31/2000	413.91	289.37
06/30/2000	394.38	300.25
07/31/2000	397.55	285.41
08/31/2000	419.43	316.69
09/30/2000	416.97	289.33
10/31/2000	427.83	277.39
11/30/2000	419.29	228.91
12/31/2000	448.66	233.32
01/31/2001	450.87	268.08
02/28/2001	443.37	222.26
03/31/2001	427.61	195.68
04/30/2001	452.16	222.21
05/31/2001	463.06	218.07
06/30/2001	450.63	217.15
07/31/2001	452.98	201.86
08/31/2001	440.69	179.71
09/30/2001	395.82	139.01
10/31/2001	396.60	154.74
11/30/2001	426.06	179.16
12/31/2001	439.77	181.70
01/31/2002	442.09	174.36
02/28/2002	447.76	156.86
03/31/2002	470.37	171.31
04/30/2002	460.43	155.18
05/31/2002	459.06	147.40
06/30/2002	431.17	124.43
07/31/2002	388.76	105.11
08/31/2002	393.67	103.79
09/30/2002	351.26	87.19
10/31/2002	361.09	99.66
11/30/2002	383.74	118.25
12/31/2002	369.87	105.91
01/31/2003	357.89	103.58
02/28/2003	346.83	102.13
03/31/2003	347.68	101.99
04/30/2003	377.55	115.04
05/31/2003	405.79	130.80
06/30/2003	408.11	131.21
07/31/2003	416.59	135.81
08/31/2003	429.07	145.99
09/30/2003	423.18	141.15
10/31/2003	450.55	151.64
11/30/2003	458.21	155.81
12/31/2003	483.46	161.57
01/31/2004	487.63	170.75
02/29/2004	500.09	170.60
03/31/2004	499.26	166.30
04/30/2004	489.85	157.55
05/31/2004	497.10	161.81
06/30/2004	512.04	165.71
07/31/2004	496.79	149.29
08/31/2004	498.63	144.41
09/30/2004	509.56	149.64
10/31/2004	516.81	156.22
11/30/2004	543.85	166.98
12/31/2004	561.58	174.87
01/31/2005	549.68	163.43
02/28/2005	562.11	163.93
03/31/2005	556.22	159.00
04/30/2005	538.62	151.47
05/31/2005	556.53	164.44
06/30/2005	564.17	166.01
07/31/2005	589.81	176.41
08/31/2005	580.62	176.44
09/30/2005	582.93	178.44
10/31/2005	569.69	171.91
11/30/2005	594.45	176.81
12/31/2005	598.88	177.72
01/31/2006	617.62	188.45
02/28/2006	618.27	188.04
03/31/2006	627.81	191.56
04/30/2006	635.34	191.05
05/31/2006	619.69	181.64
06/30/2006	621.36	177.16
07/31/2006	616.05	168.72
08/31/2006	627.40	179.70
09/30/2006	642.62	184.10
10/31/2006	666.25	189.07
11/30/2006	680.59	195.18
12/31/2006	686.93	194.76

[end line chart]

*Returns based on monthly equal-weighted geometric average of total returns of S&P 500 component stocks, with components reconstituted monthly. Underlying data courtesy of Ned Davis Research, Inc. Standard deviation (annualized based on monthly returns) is a measure of how returns over time have varied from the mean and is one of the most common measures of absolute volatility. A lower number means lower volatility.
[End Sidebar]

[photo - mooring buoys on the side of a boat]
Q: How can a growth-and-income strategy benefit an investor?

For more than 80 years, reinvested dividends have made a significant contribution to total return, accounting for about 40% of the average annual total return of Standard & Poor’s 500 Composite Index from 1926 to 2006. But in addition to boosting return, dividends can help smooth out the peaks and valleys that come with long-term investing. The chart on the opposite page reinforces both the capital appreciation advantage and the volatility dampening properties of dividend-paying companies.

“We’re very conscious of the importance of reducing volatility, especially during tumultuous markets, and we believe that reinvested dividends play an important part in doing that,” explains Brady. “Not only do you get some of your total return up front, but you have a company that may better tolerate a weak market because of the dividend support. That’s very important for an investor who has a steady withdrawal program.”

But it’s not only in struggling markets that dividend-paying companies have shown their mettle. In fact, many have been at the center of the healthy market increases of the past few years, as investors have been attracted by their relative steadiness, cash-rich balance sheets and real assets.

Q: What is the current outlook for dividends?

The dividend climate has steadily improved over the past few years, spurred by a handful of key events.

On the heels of the market volatility that typified the dot-com era, many investors reawakened to the importance of investment fundamentals, including real return in the form of dividends. As this attitude took hold anew, demand for dividend-paying companies rose and many of their stock prices rose as well.

An additional boost came in 2003 when a reduction in the tax rate on qualified dividends was put into effect.

Company attitudes toward dividends may be changing as well. “For a long time, companies looking to be viewed as high-growth believed that the market associated dividends with companies whose high-growth days were behind them,” notes Ron. “Consequently, they were reluctant to pay them since doing so could have been seen as a signal to the market that the company was done growing. I think that mentality may be shifting.”

Adds Terry, “In technology, many companies have realized that by offering a yield, they are increasing the base of investors who can own their stocks. In Fundamental Investors, for instance, a company with even a modest yield of 1% becomes easier to own than a comparable company with no yield, because that dividend helps us reach our income objective.

[Begin Sidebar]
Dividends can play an important role in reducing volatility — providing a buffer during tumultuous markets. And dividend-paying stocks have also shown strongly during the rising markets of the past few years, as many investors have rediscovered the attractiveness of real return.
[End Sidebar]

Fundamental Investors, Inc.
Summary investment portfolio, December 31, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]

Energy	14.18%
Financials	12.79
Industrials	12.69
Information technology	11.15
Health care	10.09
Other industries	33.39
Convertible securities	0.13
Short-term securities & other assets less liabilities	5.58

[end pie chart]

Common stocks - 94.29%	Shares	Market value (000)	Percent of net assets

Energy - 14.18%
Suncor Energy Inc.	17,917,553	$1,412,203	3.60%
Royal Dutch Shell PLC, Class A (ADR)	6,370,000	450,932	1.15
Norsk Hydro ASA	10,840,000	336,603
Norsk Hydro ASA (ADR)	3,500,000	107,345	1.13
Chevron Corp.	5,185,674	381,303.97
Baker Hughes Inc.	4,193,000	313,049.80
OAO LUKOIL (ADR)	3,200,000	279,680.72
CONSOL Energy Inc. (1)	7,400,000	237,762.61
Exxon Mobil Corp.	3,000,000	229,890.59
Murphy Oil Corp.	4,343,636	220,874.56
Other securities		1,585,237	4.05
		5,554,878	14.18

Financials - 12.79%
Citigroup Inc.	8,505,000	473,728	1.21
Fannie Mae	7,467,800	443,513	1.13
Freddie Mac	6,265,000	425,393	1.09
Allied Irish Banks, PLC	13,800,000	409,674	1.04
Washington Mutual, Inc.	8,580,000	390,304	1.00
Bank of Ireland	11,903,097	274,837.70
Other securities		2,594,545	6.62
		5,011,994	12.79

Industrials - 12.69%
Deere & Co.	5,660,000	538,096	1.37
Union Pacific Corp.	4,200,000	386,484.99
Boeing Co.	4,000,000	355,360.91
Caterpillar Inc.	5,400,000	331,182.84
General Electric Co.	8,850,000	329,309.84
Northrop Grumman Corp.	4,166,243	282,055.72
Deutsche Post AG	8,945,000	269,558.69
General Dynamics Corp.	3,545,800	263,630.67
Other securities		2,218,598	5.66
		4,974,272	12.69

Information technology - 11.15%
Microsoft Corp.	31,950,000	954,027	2.43
Nokia Corp.	18,900,000	386,020
Nokia Corp. (ADR)	10,237,000	208,016	1.52
Oracle Corp. (2)	33,000,000	565,620	1.44
Texas Instruments Inc.	11,383,024	327,831.84
International Business Machines Corp.	3,000,000	291,450.74
Other securities		1,635,976	4.18
		4,368,940	11.15

Health care - 10.09%
Roche Holding AG	3,535,000	633,840	1.62
Merck & Co., Inc.	11,200,000	488,320	1.25
Eli Lilly and Co.	7,570,000	394,397	1.01
Abbott Laboratories	6,310,000	307,360.78
Schering-Plough Corp.	9,500,000	224,580.57
Other securities		1,905,902	4.86
		3,954,399	10.09

Consumer discretionary - 8.18%
Lowe's Companies, Inc.	16,810,000	523,632	1.34
Target Corp.	7,290,000	415,895	1.06
Limited Brands, Inc.	10,815,980	313,014.80
Other securities		1,953,033	4.98
		3,205,574	8.18

Materials - 7.59%
Alcoa Inc.	9,173,800	275,306.70
Weyerhaeuser Co.	3,383,000	239,009.61
Mosaic Co. (2)	10,500,000	224,280.57
International Paper Co.	6,516,000	222,195.57
Other securities		2,012,699	5.14
		2,973,489	7.59

Consumer staples - 6.59%
Altria Group, Inc.	10,474,800	898,947	2.29
Coca-Cola Co.	6,300,000	303,975.77
Diageo PLC	11,239,200	220,614
Diageo PLC (ADR)	15,200	1,206.57
Other securities		1,158,683	2.96
		2,583,425	6.59

Telecommunication services - 5.03%
KDDI Corp.	69,028	468,114	1.19
AT&T Inc.	10,173,536	363,704.93
Verizon Communications Inc.	6,500,000	242,060.62
BellSouth Corp.	5,100,000	240,261.61
Other securities		657,235	1.68
		1,971,374	5.03

Utilities - 3.95%
Questar Corp.	3,000,000	249,150.63
Dominion Resources, Inc.	2,790,000	233,914.60
Other securities		1,065,439	2.72
		1,548,503	3.95

MISCELLANEOUS - 2.05%
Other common stocks in initial period of acquisition		804,535	2.05

Total common stocks (cost: $26,373,342,000)		36,951,383	94.29

Convertible securities - 0.13%

Other - 0.13%
Other securities		51,317.13

Total convertible securities (cost: $38,025,000)		51,317.13

Short-term securities - 5.42%	Principal amount (000)

Freddie Mac 5.075%-5.16% due 1/25-3/9/2007	277,000	275,294.70
CAFCO, LLC 5.24%-5.25% due 1/12-2/2/2007 (1)	88,200	87,885
Ciesco LLC 5.25% due 1/24/2007 (1)	38,400	38,265.32
Fannie Mae 5.075%-5.145% due 1/3-2/23/2007	111,560	111,055.29
Other securities		1,609,696	4.11

Total short-term securities (cost: $2,122,232,000)		2,122,195	5.42

Total investment securities (cost: $28,533,599,000)		39,124,895	99.84
Other assets less liabilities		63,046.16

Net assets		$39,187,941	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund's affiliated-company holding is included in "Other securities" under its respective industry sector in the preceding summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2006, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliate at 12/31/06 (000)
Intersil Corp., Class A*	7,475,000	1,100,000	2,000,000	6,575,000	$1,316	$157,274

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $1,427,380,000, which represented 3.64% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.

* Unaffiliated issuer at 12/31/2006.

ADR = American Depositary Receipts

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities at December 31, 2006
(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $28,533,599)		$39,124,895
Cash denominated in non-U.S. currencies (cost: $255)		254
Cash		259
Receivables for:
Sales of fund's shares	$126,147
Dividends and interest	40,395	166,542
		39,291,950
Liabilities:
Payables for:
Purchases of investments	32,227
Repurchases of fund's shares	46,720
Investment advisory services	7,648
Services provided by affiliates	12,638
Deferred directors' compensation	2,047
Other	2,729	104,009
Net assets at December 31, 2006		$39,187,941

Net assets consist of:
Capital paid in on shares of capital stock		$28,430,293
Undistributed net investment income		117,249
Undistributed net realized gain		51,474
Net unrealized appreciation		10,588,925
Net assets at December 31, 2006		$39,187,941

Total authorized capital stock - 1,500,000 shares, $1.00 par value (978,809 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$32,186,594	803,707	$40.05
Class B	1,416,787	35,455	39.96
Class C	1,379,928	34,566	39.92
Class F	1,814,712	45,333	40.03
Class 529-A	414,168	10,349	40.02
Class 529-B	59,814	1,495	40.01
Class 529-C	126,333	3,158	40.00
Class 529-E	20,234	506	40.00
Class 529-F	11,158	279	40.00
Class R-1	23,458	587	39.93
Class R-2	290,630	7,281	39.92
Class R-3	524,486	13,118	39.98
Class R-4	438,304	10,959	39.99
Class R-5	481,335	12,016	40.06
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $42.49 and $42.46, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2006	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $11,954; also includes $1,316 from affiliates)	$635,598
Interest	98,428	$734,026

Fees and expenses(*):
Investment advisory services	87,469
Distribution services	100,663
Transfer agent services	25,796
Administrative services	6,321
Reports to shareholders	915
Registration statement and prospectus	1,316
Postage, stationery and supplies	2,408
Directors' compensation	587
Auditing and legal	107
Custodian	1,694
State and local taxes	1
Other	139
Total fees and expenses before reimbursements/waivers	227,416
Less reimbursements/waivers of fees and expenses:
Investment advisory services	8,747
Administrative services	223
Total fees and expenses after reimbursements/waivers		218,446
Net investment income		515,580

Net realized gain and unrealized appreciation on investments and
non-U.S. currency:
Net realized gain (loss) on:
Investments (including $13,742 net gain from affiliates)	1,743,485
Non-U.S. currency transactions	(3,429)	1,740,056
Net unrealized appreciation on:
Investments	3,592,993
Non-U.S. currency translations	178	3,593,171
Net realized gain and unrealized appreciation on investments and non-U.S. currency		5,333,227
Net increase in net assets resulting from operations		$5,848,807

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

	Year ended December 31
	2006	2005
Operations:
Net investment income	$515,580	$426,609
Net realized gain on investments and non-U.S. currency transactions	1,740,056	590,506
Net unrealized appreciation on investments and non-U.S. currency translations	3,593,171	1,849,761
Net increase in net assets resulting from operations	5,848,807	2,866,876

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gain	(473,267)	(440,865)
Distributions from net realized gain on investments	(1,471,900)	-
Total dividends and distributions paid to shareholders	(1,945,167)	(440,865)

Capital share transactions	7,151,659	1,489,209

Total increase in net assets	11,055,299	3,915,220

Net assets:
Beginning of year	28,132,642	24,217,422
End of year (including undistributed net investment
income: $117,249 and $85,236, respectively)	$39,187,941	$28,132,642

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended December 31, 2006, non-U.S. taxes paid on realized gains were $6,804,000. As of December 31, 2006, non-U.S. taxes provided on unrealized gains were $2,504,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2006, the fund reclassified $10,233,000 from undistributed net investment income to undistributed net realized gain; and reclassified $67,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2006, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Undistributed ordinary income	$120,074
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2006, through December 31, 2006)*	(778)
Undistributed long-term capital gain	61,925
Gross unrealized appreciation on investment securities	10,788,672
Gross unrealized depreciation on investment securities	(207,827)
Net unrealized appreciation on investment securities	10,580,845
Cost of investment securities	28,544,050

*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2006			Year ended December 31, 2005
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$415,933	$1,209,190	$1,625,123	$398,335	-	$398,335
Class B	8,802	53,464	62,266	10,375	-	10,375
Class C	7,248	51,882	59,130	6,729	-	6,729
Class F	18,703	68,161	86,864	9,749	-	9,749
Class 529-A	4,668	15,407	20,075	3,286	-	3,286
Class 529-B	294	2,243	2,537	312	-	312
Class 529-C	603	4,713	5,316	553	-	553
Class 529-E	180	752	932	137	-	137
Class 529-F	130	417	547	68	-	68
Class R-1	113	882	995	90	-	90
Class R-2	1,503	10,912	12,415	1,327	-	1,327
Class R-3	4,196	19,585	23,781	2,603	-	2,603
Class R-4	4,339	16,233	20,572	2,838	-	2,838
Class R-5	6,555	18,059	24,614	4,463	-	4,463
Total	$473,267	$1,471,900	$1,945,167	$440,865	-	$440,865

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the period, these fees were based on a declining series of annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.240% on such assets in excess of $27 billion. The board of directors approved an amended agreement effective September 1, 2006, continuing the series of rates to include additional annual rates of 0.237% on daily net assets in excess of $34 billion but not exceeding $44 billion; and 0.234% on such assets in excess of $44 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended December 31, 2006, total investment advisory services fees waived by CRMC were $8,747,000. As a result, the fee shown on the accompanying financial statements of $87,469,000, which was equivalent to an annualized rate of 0.260%, was reduced to $78,722,000, or 0.234% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended December 31, 2006, the total administrative services fees paid by CRMC were $2,000 and $221,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended December 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$67,941	$24,604	Not applicable	Not applicable	Not applicable
Class B	12,606	1,192	Not applicable	Not applicable	Not applicable
Class C	10,712	Included in administrative services	$1,408	$218	Not applicable
Class F	2,950		876	122	Not applicable
Class 529-A	587		255	39	$318
Class 529-B	496		40	19	50
Class 529-C	975		78	29	98
Class 529-E	79		13	2	16
Class 529-F	-		6	1	7
Class R-1	164		21	11	Not applicable
Class R-2	1,679		330	819	Not applicable
Class R-3	1,777		499	252	Not applicable
Class R-4	697		399	12	Not applicable
Class R-5	Not applicable		376	7	Not applicable
Total	$100,663	$25,796	$4,301	$1,531	$489

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $587,000, shown on the accompanying financial statements, includes $274,000 in current fees (either paid in cash or deferred) and a net increase of $313,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2006
Class A	$5,807,510	150,813	$1,556,073	39,076	$(2,898,417)	(75,162)	$4,465,166	114,727
Class B	242,131	6,302	60,167	1,507	(123,484)	(3,209)	178,814	4,600
Class C	551,355	14,335	57,032	1,428	(122,224)	(3,178)	486,163	12,585
Class F	1,130,387	29,210	74,949	1,878	(172,348)	(4,462)	1,032,988	26,626
Class 529-A	144,288	3,732	20,072	504	(16,375)	(422)	147,985	3,814
Class 529-B	13,817	359	2,537	63	(1,745)	(45)	14,609	377
Class 529-C	46,215	1,198	5,315	132	(7,072)	(183)	44,458	1,147
Class 529-E	6,630	172	932	24	(651)	(17)	6,911	179
Class 529-F	5,683	146	547	14	(708)	(18)	5,522	142
Class R-1	14,244	369	983	24	(4,185)	(109)	11,042	284
Class R-2	147,153	3,832	12,407	310	(48,232)	(1,252)	111,328	2,890
Class R-3	325,070	8,397	23,740	595	(80,993)	(2,087)	267,817	6,905
Class R-4	234,425	5,947	20,545	515	(50,824)	(1,308)	204,146	5,154
Class R-5	187,718	4,875	23,765	597	(36,773)	(950)	174,710	4,522
Total net increase
(decrease)	$8,856,626	$229,687	$1,859,064	$46,667	$(3,564,031)	$(92,402)	$7,151,659	$183,952

Year ended December 31, 2005
Class A	$3,005,984	90,443	$375,768	11,039	$(2,648,000)	(80,442)	$733,752	21,040
Class B	109,936	3,324	9,966	289	(95,999)	(2,920)	23,903	693
Class C	218,924	6,608	6,422	186	(79,167)	(2,409)	146,179	4,385
Class F	244,749	7,340	8,448	247	(106,338)	(3,245)	146,859	4,342
Class 529-A	72,664	2,186	3,286	96	(9,106)	(273)	66,844	2,009
Class 529-B	7,547	228	312	9	(942)	(28)	6,917	209
Class 529-C	23,294	702	553	16	(3,668)	(111)	20,179	607
Class 529-E	3,417	103	137	4	(312)	(10)	3,242	97
Class 529-F	2,261	68	68	2	(214)	(7)	2,115	63
Class R-1	5,776	176	89	3	(2,202)	(66)	3,663	113
Class R-2	71,936	2,187	1,327	38	(24,346)	(735)	48,917	1,490
Class R-3	110,345	3,339	2,595	76	(35,242)	(1,065)	77,698	2,350
Class R-4	130,964	4,035	2,837	83	(26,250)	(795)	107,551	3,323
Class R-5	152,129	4,640	4,015	117	(54,754)	(1,618)	101,390	3,139
Total net increase
(decrease)	$4,159,926	125,379	$415,823	12,205	$(3,086,540)	(93,724)	$1,489,209	43,860

* Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $11,338,058,000 and $6,608,994,000, respectively, during the year ended December 31, 2006.

Financial highlights (1)

		Income (loss) from investment operations(2)			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Toal dividends and distributions	Net asset value, end of period	Total return (3)	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers (4)		Ratio of net income to average net assets
Class A:
Year ended 12/31/2006	$35.40	$.62	$6.16	$6.78	$(.56)	$(1.57)	$(2.13)	$40.05	19.24%	$32,187		.61%		.58%		1.60%
Year ended 12/31/2005	32.25	.58	3.16	3.74	(.59)	-	(.59)	35.40	11.68	24,390		.62		.60		1.75
Year ended 12/31/2004	28.85	.61	3.35	3.96	(.56)	-	(.56)	32.25	13.91	21,543		.63		.63		2.05
Year ended 12/31/2003	22.23	.50	6.52	7.02	(.40)	-	(.40)	28.85	31.96	19,212		.66		.66		2.08
Year ended 12/31/2002	27.45	.42	(5.14)	(4.72)	(.50)	-	(.50)	22.23	(17.34)	15,201		.67		.67		1.68
Class B:
Year ended 12/31/2006	35.33	.32	6.14	6.46	(.26)	(1.57)	(1.83)	39.96	18.33	1,417		1.38		1.35		.83
Year ended 12/31/2005	32.19	.33	3.15	3.48	(.34)	-	(.34)	35.33	10.84	1,090		1.39		1.36		.99
Year ended 12/31/2004	28.80	.38	3.35	3.73	(.34)	-	(.34)	32.19	13.03	971		1.40		1.39		1.29
Year ended 12/31/2003	22.19	.31	6.51	6.82	(.21)	-	(.21)	28.80	30.97	836		1.44		1.44		1.30
Year ended 12/31/2002	27.40	.23	(5.14)	(4.91)	(.30)	-	(.30)	22.19	(17.97)	618		1.45		1.45		.91
Class C:
Year ended 12/31/2006	35.30	.30	6.13	6.43	(.24)	(1.57)	(1.81)	39.92	18.23	1,380		1.43		1.41		.77
Year ended 12/31/2005	32.17	.30	3.15	3.45	(.32)	-	(.32)	35.30	10.76	776		1.45		1.43		.91
Year ended 12/31/2004	28.78	.37	3.34	3.71	(.32)	-	(.32)	32.17	12.96	566		1.47		1.46		1.24
Year ended 12/31/2003	22.17	.30	6.51	6.81	(.20)	-	(.20)	28.78	30.93	413		1.50		1.50		1.23
Year ended 12/31/2002	27.39	.21	(5.14)	(4.93)	(.29)	-	(.29)	22.17	(18.06)	266		1.50		1.50		.86
Class F:
Year ended 12/31/2006	35.39	.62	6.15	6.77	(.56)	(1.57)	(2.13)	40.03	19.21	1,815		.61		.58		1.58
Year ended 12/31/2005	32.24	.57	3.16	3.73	(.58)	-	(.58)	35.39	11.64	662		.66		.63		1.71
Year ended 12/31/2004	28.84	.59	3.35	3.94	(.54)	-	(.54)	32.24	13.84	463		.70		.70		2.02
Year ended 12/31/2003	22.22	.49	6.52	7.01	(.39)	-	(.39)	28.84	31.92	311		.71		.71		2.02
Year ended 12/31/2002	27.44	.40	(5.14)	(4.74)	(.48)	-	(.48)	22.22	(17.38)	203		.72		.72		1.65
Class 529-A:
Year ended 12/31/2006	35.38	.60	6.15	6.75	(.54)	(1.57)	(2.11)	40.02	19.16	414		.66		.63		1.55
Year ended 12/31/2005	32.24	.55	3.15	3.70	(.56)	-	(.56)	35.38	11.60	231		.70		.67		1.66
Year ended 12/31/2004	28.84	.59	3.34	3.93	(.53)	-	(.53)	32.24	13.77	146		.73		.72		2.00
Year ended 12/31/2003	22.22	.50	6.52	7.02	(.40)	-	(.40)	28.84	31.99	88		.68		.68		2.03
Period from 2/15/2002 to 12/31/2002	26.71	.33	(4.34)	(4.01)	(.48)	-	(.48)	22.22	(15.16)	39		.76	(5)	.76	(5)	1.64	(5)
Class 529-B:
Year ended 12/31/2006	35.37	.27	6.16	6.43	(.22)	(1.57)	(1.79)	40.01	18.18	60		1.50		1.47		.71
Year ended 12/31/2005	32.23	.27	3.16	3.43	(.29)	-	(.29)	35.37	10.66	40		1.54		1.52		.82
Year ended 12/31/2004	28.83	.33	3.35	3.68	(.28)	-	(.28)	32.23	12.83	29		1.59		1.59		1.13
Year ended 12/31/2003	22.22	.27	6.52	6.79	(.18)	-	(.18)	28.83	30.74	19		1.61		1.61		1.10
Period from 2/19/2002 to 12/31/2002	26.27	.16	(3.91)	(3.75)	(.30)	-	(.30)	22.22	(14.35)	8		1.62	(5)	1.62	(5)	.77	(5)
Class 529-C:
Year ended 12/31/2006	35.37	.28	6.14	6.42	(.22)	(1.57)	(1.79)	40.00	18.16	126		1.49		1.47		.71
Year ended 12/31/2005	32.23	.27	3.16	3.43	(.29)	-	(.29)	35.37	10.68	71		1.53		1.51		.83
Year ended 12/31/2004	28.83	.34	3.34	3.68	(.28)	-	(.28)	32.23	12.84	45		1.58		1.58		1.14
Year ended 12/31/2003	22.22	.27	6.52	6.79	(.18)	-	(.18)	28.83	30.75	27		1.60		1.60		1.11
Period from 2/15/2002 to 12/31/2002	26.71	.16	(4.34)	(4.18)	(.31)	-	(.31)	22.22	(15.74)	11		1.60	(5)	1.60	(5)	.79	(5)
Class 529-E:
Year ended 12/31/2006	35.36	.48	6.15	6.63	(.42)	(1.57)	(1.99)	40.00	18.80	20		.97		.95		1.23
Year ended 12/31/2005	32.23	.44	3.15	3.59	(.46)	-	(.46)	35.36	11.24	12		1.02		.99		1.34
Year ended 12/31/2004	28.83	.49	3.35	3.84	(.44)	-	(.44)	32.23	13.40	7		1.06		1.05		1.66
Year ended 12/31/2003	22.21	.40	6.52	6.92	(.30)	-	(.30)	28.83	31.42	4		1.08		1.08		1.61
Period from 3/7/2002 to 12/31/2002	28.13	.26	(5.85)	(5.59)	(.33)	-	(.33)	22.21	(19.92)	2		1.07	(5)	1.07	(5)	1.35	(5)
Class 529-F:
Year ended 12/31/2006	35.36	.67	6.15	6.82	(.61)	(1.57)	(2.18)	40.00	19.40	11		.47		.45		1.73
Year ended 12/31/2005	32.22	.59	3.15	3.74	(.60)	-	(.60)	35.36	11.68	5		.58		.56		1.76
Year ended 12/31/2004	28.82	.58	3.33	3.91	(.51)	-	(.51)	32.22	13.73	2		.81		.80		1.95
Year ended 12/31/2003	22.22	.45	6.52	6.97	(.37)	-	(.37)	28.82	31.72	1		.82		.82		1.81
Period from 9/23/2002 to 12/31/2002	21.22	.12	1.08	1.20	(.20)	-	(.20)	22.22	5.65	-	(6)	.22		.22		.51
Class R-1:
Year ended 12/31/2006	$35.31	$.29	$6.13	$6.42	$(.23)	$(1.57)	$(1.80)	$39.93	18.19%	$23		1.47%		1.43%		.74%
Year ended 12/31/2005	32.18	.29	3.16	3.45	(.32)	-	(.32)	35.31	10.74	11		1.50		1.46		.88
Year ended 12/31/2004	28.79	.37	3.33	3.70	(.31)	-	(.31)	32.18	12.92	6		1.53		1.49		1.26
Year ended 12/31/2003	22.19	.27	6.54	6.81	(.21)	-	(.21)	28.79	30.90	2		1.70		1.50		1.08
Period from 6/19/2002 to 12/31/2002	26.04	.13	(3.75)	(3.62)	(.23)	-	(.23)	22.19	(13.91)	-	(6)	4.20	(5)	1.50	(5)	1.11	(5)
Class R-2:
Year ended 12/31/2006	35.29	.30	6.14	6.44	(.24)	(1.57)	(1.81)	39.92	18.26	291		1.54		1.41		.77
Year ended 12/31/2005	32.17	.30	3.14	3.44	(.32)	-	(.32)	35.29	10.73	155		1.64		1.43		.91
Year ended 12/31/2004	28.77	.38	3.34	3.72	(.32)	-	(.32)	32.17	13.02	93		1.76		1.45		1.29
Year ended 12/31/2003	22.18	.30	6.51	6.81	(.22)	-	(.22)	28.77	30.93	45		1.94		1.46		1.19
Period from 5/21/2002 to 12/31/2002	27.39	.14	(5.13)	(4.99)	(.22)	-	(.22)	22.18	(18.22)	7		1.64	(5)	1.46	(5)	1.05	(5)
Class R-3:
Year ended 12/31/2006	35.35	.47	6.14	6.61	(.41)	(1.57)	(1.98)	39.98	18.75	525		.99		.96		1.21
Year ended 12/31/2005	32.21	.45	3.16	3.61	(.47)	-	(.47)	35.35	11.26	220		1.01		.98		1.35
Year ended 12/31/2004	28.82	.50	3.33	3.83	(.44)	-	(.44)	32.21	13.41	125		1.05		1.04		1.69
Year ended 12/31/2003	22.21	.40	6.52	6.92	(.31)	-	(.31)	28.82	31.45	66		1.10		1.08		1.60
Period from 6/4/2002 to 12/31/2002	26.66	.18	(4.38)	(4.20)	(.25)	-	(.25)	22.21	(15.75)	11		1.13	(5)	1.08	(5)	1.41	(5)
Class R-4:
Year ended 12/31/2006	35.36	.59	6.14	6.73	(.53)	(1.57)	(2.10)	39.99	19.12	438		.67		.65		1.52
Year ended 12/31/2005	32.22	.55	3.16	3.71	(.57)	-	(.57)	35.36	11.61	205		.69		.66		1.66
Year ended 12/31/2004	28.83	.60	3.33	3.93	(.54)	-	(.54)	32.22	13.85	80		.69		.69		2.04
Year ended 12/31/2003	22.21	.48	6.53	7.01	(.39)	-	(.39)	28.83	31.91	48		.71		.71		1.94
Period from 7/25/2002 to 12/31/2002	21.75	.22	.55	.77	(.31)	-	(.31)	22.21	3.51	7		.34		.32		.96
Class R-5:
Year ended 12/31/2006	35.41	.71	6.16	6.87	(.65)	(1.57)	(2.22)	40.06	19.50	481		.38		.35		1.83
Year ended 12/31/2005	32.26	.65	3.17	3.82	(.67)	-	(.67)	35.41	11.94	265		.39		.36		1.96
Year ended 12/31/2004	28.86	.68	3.35	4.03	(.63)	-	(.63)	32.26	14.19	141		.39		.39		2.31
Year ended 12/31/2003	22.23	.56	6.53	7.09	(.46)	-	(.46)	28.86	32.34	112		.39		.39		2.30
Period from 5/15/2002 to 12/31/2002	27.62	.28	(5.34)	(5.06)	(.33)	-	(.33)	22.23	(18.34)	53		.40	(5)	.40	(5)	1.91	(5)

	Year ended December 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	21%	24%	30%	31%	38%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5) Annualized.
(6) Amount less than $1 million.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Fundamental Investors, Inc.:
We have audited the accompanying statement of assets and liabilities of Fundamental Investors, Inc. (the “Fund”), including the summary investment portfolio, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Investors, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 12, 2007

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006, through December 31, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2006	Ending account value 12/31/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,095.73	$3.01	.57%
Class A -- assumed 5% return	1,000.00	1,022.33	2.91	.57
Class B -- actual return	1,000.00	1,091.23	7.06	1.34
Class B -- assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class C -- actual return	1,000.00	1,090.97	7.38	1.40
Class C -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class F -- actual return	1,000.00	1,095.38	3.06	.58
Class F -- assumed 5% return	1,000.00	1,022.28	2.96	.58
Class 529-A -- actual return	1,000.00	1,095.19	3.27	.62
Class 529-A -- assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 529-B -- actual return	1,000.00	1,090.43	7.75	1.47
Class 529-B -- assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-C -- actual return	1,000.00	1,090.48	7.69	1.46
Class 529-C -- assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-E -- actual return	1,000.00	1,093.28	4.96	.94
Class 529-E -- assumed 5% return	1,000.00	1,020.47	4.79	.94
Class 529-F -- actual return	1,000.00	1,096.24	2.32	.44
Class 529-F -- assumed 5% return	1,000.00	1,022.99	2.24	.44
Class R-1 -- actual return	1,000.00	1,090.53	7.48	1.42
Class R-1 -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class R-2 -- actual return	1,000.00	1,090.97	7.43	1.41
Class R-2 -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-3 -- actual return	1,000.00	1,093.21	5.01	.95
Class R-3 -- assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 -- actual return	1,000.00	1,094.89	3.38	.64
Class R-4 -- assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-5 -- actual return	1,000.00	1,096.88	1.85	.35
Class R-5 -- assumed 5% return	1,000.00	1,023.44	1.79	.35

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2006:

Long-term capital gains	$1,471,900,000
Qualified dividend income	100%
Corporate dividends received deduction	$437,012,000
U.S. government income that may be exempt from state taxation	8,686,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through August 31, 2007. The agreement was amended to add two additional advisory fee breakpoints if and when the fund’s net assets exceed $34 billion and $44 billion, respectively. The board approved the agreement following the recommendation of the fund’s Governance and Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The information, material facts and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed— During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process— The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend approval of the agreement, the committee did not identify any single issue or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources— The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders from investing in a fund that is part of a larger family of funds offering a variety of investment objectives.

Other services— The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing both capital appreciation and income by investing primarily in common stocks of large, established companies that offer growth potential at reasonable prices. They reviewed the fund’s absolute investment results, and compared the fund’s total returns with the total returns of the Lipper Large-Cap Value Funds Index (the Lipper category that includes the fund), the Lipper Large-Cap Core Funds Index, the averages of the funds included in those indexes as of February 28, 2006, and the Standard & Poor’s 500 Composite Index. The board and the committee noted that the fund’s investment results exceeded all these comparative measures for 2005, for the first three months of 2006, and for the five- and 10-year periods ended March 31, 2006.

4. Advisory fees and total expenses

The board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of all other funds in the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index. The board and the committee observed that the fund’s advisory fees and total expenses had been below the median of all the other funds included in the indexes for the entire nine-year period ended on December 31, 2005. The board and the committee also noted the 10% advisory fee waiver that CRMC put into effect on April 1, 2005.

The board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by American Funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee also received information during previous periods regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoint discounts in the fund’s advisory fee structure reduce the level of fees charged by CRMC to the fund as fund assets increase. They also considered the impact of CRMC’s current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to the investment adviser’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, that each of the factors discussed above supported approval of the agreement, and that approval of the agreement was in the best interests of the fund and its shareholders.

Other share class results	unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2006:

	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	+13.33%	+9.48%	+5.97%
Not reflecting CDSC	+18.33%	+9.75%	+5.97%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+17.23%	+9.68%	+7.61%
Not reflecting CDSC	+18.23%	+9.68%	+7.61%

Class F shares* — first sold 3/15/01
Not reflecting annual asset-based fee charged by
sponsoring firm	+19.21%	+10.55%	+8.47%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+12.30%	—	+10.08%
Not reflecting maximum sales charge	+19.16%	—	+11.42%

Class 529-B shares†— first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within six
years of purchase	+13.18%	—	+10.60%
Not reflecting CDSC	+18.18%	—	+10.88%

Class 529-C shares†— first sold 2/15/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+17.16%	—	+10.48%
Not reflecting CDSC	+18.16%	—	+10.48%

Class 529-E shares*†— first sold 3/7/02	+18.80%	—	+9.91%

Class 529-F shares*†— first sold 9/23/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+19.40%	—	+19.11%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 and 24 for details.

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Board of directors

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 60	2003	Chairman of the Board, President and CEO, Ducommun Incorporated (aerospace components manufacturer)

Robert J. Denison, 65	2005	Chair, First Security Management (private investments)

Robert A. Fox, 69	1998	Managing General Partner, Fox Investments LP; corporate director; retired President and CEO,
Foster Farms (poultry producer)

Leonade D. Jones, 59	1998	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

John G. McDonald, 69	1998	Stanford Investors Professor, Graduate School of Business, Stanford University

Gail L. Neale, 72	1985	President, The Lovejoy Consulting Group, Inc.
(a pro bono consulting group advising nonprofit organizations)

Henry E. Riggs, 72	1989	President Emeritus, Keck Graduate Institute of
Chairman of the Board		Applied Life Sciences
(Independent and Non-Executive)

Patricia K. Woolf, Ph.D., 72	1998	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Joseph C. Berenato, 60	6	Ducommun Incorporated

Robert J. Denison, 65	5	None

Robert A. Fox, 69	7	Chemtura Corporation

Leonade D. Jones, 59	6	None

John G. McDonald, 69	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Gail L. Neale, 72	5	None

Henry E. Riggs, 72	4	None
Chairman of the Board
(Independent and Non-Executive)

Patricia K. Woolf, Ph.D., 72	6	None

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

James F. Rothenberg, 60	1998	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Director, American Funds
		Distributors, Inc.;[5] Director, The Capital Group Companies, Inc.;[5] Director, Capital Group Research, Inc.[5]

Dina N. Perry, 61	1994	Senior Vice President and Director, Capital
President		Research and Management Company

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

James F. Rothenberg, 60	2	None
Vice Chairman of the Board

Dina N. Perry, 61	1	None
President

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

Please see page 32 for footnotes.

Other officers[6]

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

Paul G. Haaga, Jr., 58	1994	Vice Chairman of the Board, Capital Research and
Senior Vice President		Management Company; Director, The Capital Group Companies, Inc.[5]

Michael T. Kerr, 47	1995	Vice President, Capital Research and Management
Senior Vice President		Company; Senior Vice President, Capital Research Company[5]

Martin Romo, 39	1999	Director, Capital Research and Management
Senior Vice President		Company; Executive Vice President and Director,
Capital Research Company[5]

Ronald B. Morrow, 61	2004	Senior Vice President, Capital Research Company[5]
Vice President

Patrick F. Quan, 48	1989-1998	Vice President — Fund Business Management
Secretary	2000	Group, Capital Research and Management Company

Jeffrey P. Regal, 35	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

David A. Pritchett, 40	1999	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series, Inc.,SM which is available to investors in tax-deferred retirement plans and IRAs, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.
6 All of the officers listed, except Martin Romo and Ronald B. Morrow, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Offices of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Fundamental Investors. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had the same annual expenses as did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete December 31, 2006, portfolio of Fundamental Investors’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Fundamental Investors files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Fundamental Investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

• An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
> Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

• American Funds Target Date Retirement SeriesSM

The Capital Group Companies

American Funds               Capital Research and Management              Capital International                Capital Guardian             Capital Bank and Trust

Lit. No. MFGEAR-910-0207P

Litho in USA KBDA/L/8056-S7513

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, San Francisco, California 94120.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s board has determined that Leonade D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$65,000
2006	$68,000
b) Audit-Related Fees:
2005	$8,000
2006	$9,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	$6,000
2006	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	$355,000
2006	$708,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	None
2006	9,000
The tax fees consist of consulting services relating to the Registrant’s investments.
d) All Other Fees:
2005	$36,000
2006	None
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $925,000 for fiscal year 2005 and $1,008,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[logo - American Funds ®]

Fundamental InvestorsSM
Investment portfolio

December 31, 2006

Common stocks — 94.29%	Shares	Market value (000)

ENERGY — 14.18%
Suncor Energy Inc.	17,917,553	$1,412,203
Royal Dutch Shell PLC, Class A (ADR)	6,370,000	450,932
Norsk Hydro ASA	10,840,000	336,603
Norsk Hydro ASA (ADR)	3,500,000	107,345
Chevron Corp.	5,185,674	381,303
Baker Hughes Inc.	4,193,000	313,049
OAO LUKOIL (ADR)	3,200,000	279,680
CONSOL Energy Inc.[1]	7,400,000	237,762
Exxon Mobil Corp.	3,000,000	229,890
Murphy Oil Corp.	4,343,636	220,874
Devon Energy Corp.	3,000,000	201,240
Smith International, Inc.	3,425,000	140,665
Halliburton Co.	4,460,000	138,483
EnCana Corp.	3,000,000	138,228
Occidental Petroleum Corp.	2,734,244	133,513
Imperial Oil Ltd.	3,608,739	133,027
Schlumberger Ltd.	2,000,000	126,320
Shell Canada Ltd.	2,538,600	94,843
Quicksilver Resources Inc.[2]	2,555,000	93,487
ConocoPhillips	1,153,413	82,988
Marathon Oil Corp.	875,000	80,938
Oil & Natural Gas Corp. Ltd.	3,637,500	71,851
National Oilwell Varco Inc.[2]	900,000	55,062
Massey Energy Co.	2,011,700	46,732
Cameco Corp.	1,000,000	40,529
CNX Gas Corp.[1,2]	287,500	7,331
		5,554,878

FINANCIALS — 12.79%
Citigroup Inc.	8,505,000	473,728
Fannie Mae	7,467,800	443,513
Freddie Mac	6,265,000	425,393
Allied Irish Banks, PLC	13,800,000	409,674
Washington Mutual, Inc.	8,580,000	390,304
Bank of Ireland	11,903,097	274,837
AMP Ltd.	25,000,202	199,174
Irish Life & Permanent PLC	7,000,000	193,028
Berkshire Hathaway Inc., Class A2	1,650	181,483
Equity Residential	3,000,000	152,250
XL Capital Ltd., Class A	1,780,000	128,196
Crédit Agricole SA	3,000,000	126,108
Willis Group Holdings Ltd.	3,100,000	123,101
CapitalSource Inc.	4,500,954	122,921
Wells Fargo & Co.	3,240,000	115,214
AFLAC Inc.	2,110,000	97,060
Mitsubishi Estate Co., Ltd.	3,750,000	97,059
Marsh & McLennan Companies, Inc.	2,795,000	85,695
Bank of America Corp.	1,436,800	76,711
J.P. Morgan Chase & Co.	1,550,000	74,865
Marshall & Ilsley Corp.	1,490,000	71,684
American International Group, Inc.	950,000	68,077
Old Republic International Corp.	2,914,000	67,838
Commerzbank U.S. Finance, Inc.	1,770,000	67,374
Commerce Bancorp, Inc.	1,900,000	67,013
St. George Bank Ltd.	2,450,279	63,782
Aon Corp.	1,767,400	62,460
Cathay Financial Holding Co., Ltd. (GDR)	2,591,632	58,312
Suruga Bank Ltd.	4,688,000	58,068
Sompo Japan Insurance Inc.	4,585,000	56,060
Zions Bancorporation	650,000	53,586
T. Rowe Price Group, Inc.	1,200,000	52,524
Mellon Financial Corp.	1,000,000	42,150
City National Corp.	460,000	32,752
		5,011,994

INDUSTRIALS — 12.69%
Deere & Co.	5,660,000	538,096
Union Pacific Corp.	4,200,000	386,484
Boeing Co.	4,000,000	355,360
Caterpillar Inc.	5,400,000	331,182
General Electric Co.	8,850,000	329,309
Northrop Grumman Corp.	4,166,243	282,055
Deutsche Post AG	8,945,000	269,558
General Dynamics Corp.	3,545,800	263,630
Parker Hannifin Corp.	2,800,000	215,264
Emerson Electric Co.	4,400,000	193,996
Burlington Northern Santa Fe Corp.	2,300,000	169,763
Raytheon Co.	2,832,732	149,568
AMR Corp.[2]	4,850,000	146,615
Tyco International Ltd.	4,500,000	136,800
Mitsubishi Corp.	7,245,800	136,392
Grafton Group PLC, units[2]	7,500,000	125,277
Mitsubishi Heavy Industries, Ltd.	26,155,000	118,906
American Standard Inc.	2,332,300	106,936
United Technologies Corp.	1,500,000	93,780
Kingspan Group PLC	3,500,000	92,681
Illinois Tool Works Inc.	1,676,000	77,414
Joy Global Inc.	1,500,000	72,510
Siemens AG	685,000	67,911
United Parcel Service, Inc., Class B	900,000	67,482
Waste Management, Inc.	1,800,000	66,186
Avery Dennison Corp.	966,400	65,648
Fastenal Co.	1,300,000	46,644
Allied Waste Industries, Inc.[2]	2,500,000	30,725
Lockheed Martin Corp.	248,200	22,852
Southwest Airlines Co.	995,300	15,248
		4,974,272

INFORMATION TECHNOLOGY — 11.15%
Microsoft Corp.	31,950,000	$ 954,027
Nokia Corp.	18,900,000	386,020
Nokia Corp. (ADR)	10,237,000	208,016
Oracle Corp.[2]	33,000,000	565,620
Texas Instruments Inc.	11,383,024	327,831
International Business Machines Corp.	3,000,000	291,450
Motorola, Inc.	9,256,080	190,305
Google Inc., Class A2	410,000	188,797
Agilent Technologies, Inc.[2]	5,000,000	174,250
Applied Materials, Inc.	9,000,000	166,050
Intersil Corp., Class A	6,575,000	157,274
Sun Microsystems, Inc.[2]	24,000,000	130,080
Linear Technology Corp.	3,900,000	118,248
Sabre Holdings Corp., Class A	2,345,304	74,792
Microchip Technology Inc.	1,997,222	65,309
ASML Holding NV2	2,500,000	62,144
EMC Corp.[2]	4,700,000	62,040
Ceridian Corp.[2]	1,900,000	53,162
Konica Minolta Holdings, Inc.[2]	3,453,000	48,748
Hewlett-Packard Co.	1,000,000	41,190
CDW Corp.	545,000	38,324
Corning Inc.[2]	1,520,000	28,439
Murata Manufacturing Co., Ltd.	300,000	20,294
Electronic Data Systems Corp.	600,000	16,530
		4,368,940

HEALTH CARE — 10.09%
Roche Holding AG	3,535,000	633,840
Merck & Co., Inc.	11,200,000	488,320
Eli Lilly and Co.	7,570,000	394,397
Abbott Laboratories	6,310,000	307,360
Schering-Plough Corp.	9,500,000	224,580
Bristol-Myers Squibb Co.	8,350,000	219,772
Amgen Inc.[2]	2,550,000	174,190
Medtronic, Inc.	3,222,200	172,420
AstraZeneca PLC (Sweden)	1,500,000	80,539
AstraZeneca PLC (ADR)	1,200,000	64,260
Sanofi-Aventis	1,500,000	138,438
WellPoint, Inc.[2]	1,690,000	132,986
Wyeth	2,600,000	132,392
McKesson Corp.	2,000,000	101,400
Patterson Companies, Inc.[2]	2,760,000	98,008
CIGNA Corp.	725,000	95,388
Forest Laboratories, Inc.[2]	1,700,000	86,020
Aetna Inc.	1,960,000	84,633
C. R. Bard, Inc.	950,900	78,896
MedImmune, Inc.[2]	2,000,000	64,740
Sepracor Inc.[2]	1,000,000	61,580
Novo Nordisk A/S, Class B	640,000	53,304
UCB SA	611,450	42,193
Medco Health Solutions, Inc.[2]	463,000	24,743
		3,954,399

CONSUMER DISCRETIONARY — 8.18%
Lowe’s Companies, Inc.	16,810,000	$ 523,632
Target Corp.	7,290,000	415,895
Limited Brands, Inc.	10,815,980	313,014
Toyota Motor Corp.	3,000,000	200,672
Time Warner Inc.	9,000,000	196,020
Starbucks Corp.[2]	5,090,000	180,288
Best Buy Co., Inc.	3,633,000	178,707
Carnival Corp., units	3,500,000	171,675
Federated Department Stores, Inc.	4,000,000	152,520
Fortune Brands Inc.	1,755,300	149,885
Walt Disney Co.	4,000,000	137,080
Sony Corp.	3,000,000	128,571
CBS Corp., Class B	4,000,000	124,720
Magna International Inc., Class A	1,474,300	118,755
Nikon Corp.	3,977,000	87,227
McDonald’s Corp.	1,700,000	75,361
News Corp., Class A	2,400,000	51,552
		3,205,574

MATERIALS — 7.59%
Alcoa Inc.	9,173,800	275,306
Weyerhaeuser Co.	3,383,000	239,009
Mosaic Co.[2]	10,500,000	224,280
International Paper Co.	6,516,000	222,195
E.I. du Pont de Nemours and Co.	4,500,000	219,195
Potash Corp. of Saskatchewan Inc.	1,468,400	210,686
Bayer AG	3,600,000	193,128
Rio Tinto PLC	3,066,709	163,205
Dow Chemical Co.	4,000,000	159,760
Sealed Air Corp.	2,441,000	158,470
PPG Industries, Inc.	2,327,900	149,474
Freeport-McMoRan Copper & Gold Inc., Class B	2,500,000	139,325
Rohm and Haas Co.	2,000,000	102,240
BHP Billiton Ltd.	4,675,000	93,297
Barrick Gold Corp.	2,701,495	82,936
CRH PLC	1,947,274	81,034
Temple-Inland Inc.	1,500,000	69,045
Newmont Mining Corp.	1,500,000	67,725
USX Corp.	650,000	47,541
Lyondell Chemical Co.	1,450,000	37,077
UPM-Kymmene Corp. (ADR)	1,400,000	35,364
Phelps Dodge Corp.	26,700	3,197
		2,973,489

CONSUMER STAPLES — 6.59%
Altria Group, Inc.	10,474,800	898,947
Coca-Cola Co.	6,300,000	303,975
Diageo PLC	11,239,200	220,614
Diageo PLC (ADR)	15,200	1,206
PepsiCo, Inc.	3,000,000	187,650
Procter & Gamble Co.	2,829,000	181,820
C&C Group PLC	8,552,418	151,771
Bunge Ltd.	1,932,000	140,089
SYSCO Corp.	3,300,000	121,308
ConAgra Foods, Inc.	4,000,000	108,000
Kirin Brewery Co., Ltd.	5,250,000	82,544
Avon Products, Inc.	2,280,000	75,331
Goodman Fielder Ltd.	31,711,000	55,531
SUPERVALU INC.	1,026,500	36,697
General Mills, Inc.	311,500	17,942
		2,583,425

TELECOMMUNICATION SERVICES — 5.03%
KDDI Corp.	69,028	468,114
AT&T Inc.	10,173,536	363,704
Verizon Communications Inc.	6,500,000	242,060
BellSouth Corp.	5,100,000	240,261
Sprint Nextel Corp., Series 1	11,600,000	219,124
Vodafone Group PLC	67,783,000	187,798
Vodafone Group PLC (ADR)	221,700	6,159
Qwest Communications International Inc.[2]	20,500,000	171,585
Inmarsat PLC	7,805,000	58,378
Embarq Corp.	270,000	14,191
		1,971,374

UTILITIES — 3.95%
Questar Corp.	3,000,000	249,150
Dominion Resources, Inc.	2,790,000	233,914
Veolia Environnement	2,800,000	215,748
Exelon Corp.	3,345,000	207,022
Suez	2,593,700	134,250
Duke Energy Corp.	4,014,000	133,305
E.ON AG	800,000	108,539
Electricité de France SA	1,334,000	97,157
Public Service Enterprise Group Inc.	1,000,000	66,380
FPL Group, Inc.	1,050,000	57,141
Tokyo Gas Co., Ltd.	6,025,000	32,049
Entergy Corp.	150,000	13,848
		1,548,503

MISCELLANEOUS — 2.05%
Other common stocks in initial period of acquisition		804,535

Total common stocks (cost: $26,373,342,000)		36,951,383

Convertible securities — 0.13%	Shares or principal amount

MATERIALS — 0.10%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred	31,000	40,266

INFORMATION TECHNOLOGY — 0.03%
ASML Holding NV 5.50% convertible notes 2010	€6,000,000	11,051

Total convertible securities (cost: $38,025,000)		51,317

		unaudited

Short-term securities — 5.42%	Principal amount (000)	Market value (000)

Freddie Mac 5.075%-5.16% due 1/25-3/9/2007	$277,000	$ 275,294
Federal Home Loan Bank 5.14%-5.18% due 1/31-3/16/2007	187,200	185,728
Variable Funding Capital Corp. 5.23%-5.25% due 1/4-2/5/2007[1]	184,100	183,673
Procter & Gamble Co. 5.23%-5.25% due 1/3-2/7/2007[1]	129,700	129,273
CAFCO, LLC 5.24%-5.25% due 1/12-2/2/2007[1]	88,200	87,885
Ciesco LLC 5.25% due 1/24/2007[1]	38,400	38,265
Bank of America Corp. 5.24%-5.245% due 1/9-2/16/2007	92,100	91,802
Ranger Funding Co. LLC 5.25% due 1/12/2007[1]	30,300	30,247
Fannie Mae 5.075%-5.145% due 1/3-2/23/2007	111,560	111,055
Clipper Receivables Co., LLC 5.23%-5.25% due 1/11-1/29/2007[1]	100,000	99,708
Park Avenue Receivables Co., LLC 5.25% due 1/8/2007[1]	50,000	49,942
Jupiter Securitization Co., LLC 5.25% due 1/12/2007[1]	37,067	37,002
Johnson & Johnson 5.18%-5.20% due 1/16-1/19/2007[1]	87,000	86,783
Federal Farm Credit Banks 5.06%-5.14% due 1/16-2/8/2007	80,000	79,665
Three Pillars Funding, LLC 5.29%-5.31% due 1/2-1/18/2007[1]	76,400	76,274
AIG Funding, Inc. 5.20% due 1/4/2007	39,275	39,253
International Lease Finance Corp. 5.22%-5.23% due 2/6-2/8/2007	35,800	35,607
Coca-Cola Co. 5.17% due 3/21/2007[1]	48,300	47,750
Atlantic Industries 5.22% due 3/6/2007[1]	25,000	24,770
Abbott Laboratories 5.21%-5.24% due 2/1-2/27/2007[1]	59,700	59,351
FCAR Owner Trust I 5.26% due 1/10-1/19/2007	50,000	49,894
NetJets Inc. 5.20% due 1/10-1/25/2007[1]	39,300	39,203
Edison Asset Securitization LLC 5.24% due 2/13/2007[1]	36,200	35,969
Caterpillar Financial Services Corp. 5.22% due 3/19/2007	31,300	30,953
Hewlett-Packard Co. 5.25% due 1/19/2007[1]	27,000	26,925
Medtronic Inc. 5.20% due 1/11/2007[1]	25,000	24,961
Anheuser-Busch Cos. Inc. 5.19% due 2/14/2007[1]	25,000	24,843
CIT Group, Inc. 5.25% due 2/15/2007[1]	25,000	24,839
Pfizer Investment Capital PLC 5.22% due 2/23/2007[1]	25,000	24,814
UnionBanCal Commercial Funding Corp. 5.21% due 2/12/2007	22,400	22,260
IBM Corp. 5.23% due 2/15/2007[1]	20,000	19,866
Tennessee Valley Authority 5.14% due 2/8/2007	18,500	18,397
Harley-Davidson Funding Corp. 5.21% due 2/9/2007[1]	10,000	9,944

Total short-term securities (cost: $2,122,232,000)		2,122,195

Total investment securities (cost: $28,533,599,000)		39,124,895
Other assets less liabilities		63,046

Net assets		$39,187,941

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
The total value of all such restricted securities was $1,427,380,000, which represented 3.64% of the net assets of the fund.
2Security did not produce income during the last 12 months.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-910-0207-S6861

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
Fundamental Investors, Inc:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Fundamental Investors, Inc. (the “Fund”) as of December 31, 2006, and for the year then ended and have issued our report thereon dated February 12, 2007, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2006, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 12, 2007

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FUNDAMENTAL INVESTORS, INC.

By /s/ James F. Rothenberg
James F. Rothenberg, Vice Chairman and Principal Executive Officer

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James F. Rothenberg
James F. Rothenberg, Vice Chairman and Principal Executive Officer

Date: March 9, 2007

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: March 9, 2007